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                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 1st day of May, 2002, by and among MFS Variable Insurance Trust, Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) and Massachusetts Financial Services Company, is hereby amended as follows, effective April 30, 2010:

     1. Schedule A is deleted in its entirety and replaced with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative:

                          COMMONWEALTH ANNUITY AND LIFE
                          INSURANCE COMPANY

                          By its authorized officer and not individually,


                          By:
                             ---------------------------------
                          Name:   Michael A. Reardon
                          Title:  President and CEO
                          Date:


                          MFS VARIABLE INSURANCE TRUST, on
                          behalf of the Portfolios

                          By its authorized officer and not individually,

                          By:
                             ---------------------------------
                          Name:
                          Title:
                          Date:


                          MASSACHUSETTS FINANCIAL SERVICES
                          COMPANY
                          By its authorized officer,


                          By:
                             ---------------------------------
                          Name:
                          Title:
                          Date:


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                                   SCHEDULE A
                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                                 APRIL 30, 2010
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
                      SEPARATE ACCOUNT                        POLICIES FUNDED BY    PORTFOLIOS APPLICABLE TO POLICIES
                                                               SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                   FR1 Separate Account of                       Variable Life      MFS(R) Utilities Series
       Commonwealth Annuity and Life Insurance Company
                  Exempt From Registration

                   FQ1 Separate Account of                       Variable Life      MFS(R) Growth with Income Series
     Commonwealth Annuity and Life Insurance and Company                            MFS(R) Utilities Series
                  Exempt From Registration

                  Separate Account FUVUL of                      Variable Life      MFS(R) Investors Trust Series
     Commonwealth Annuity and Life Insurance and Annuity                            MFS(R) Utilities Series
                          Company
                    1933 Act #: 333-93031
                    1940 Act #: 811-09731

                   Separate Account IMO of                       Variable Life      MFS(R) Mid Cap Growth Series (Service Class)
     Commonwealth Annuity and Life Insurance and Annuity                            MFS(R) New Discovery Series (Service Class)
                           Company                                                  MFS(R) Total Return Series (Service Class)
              1933 Act #: 333-84879, 333-90995                                      MFS(R) Utilities Series (Service Class)
                    1940 Act #: 811-09529

     Commonwealth Annuity Select Separate Account III of         Variable Life      MFS(R) Mid Cap Growth Series (Service Class)
     Commonwealth Annuity and Life Insurance and Annuity                            MFS(R) New Discovery Series (Service Class)
                           Company                                                  MFS(R) Total Return Series (Service Class)
                    1933 Act #: 333-84306                                           MFS(R) Utilities Series (Service Class)
                    1940 Act #: 811-8859

                  Separate Account VA-K of                     Variable Annuity     MFS(R) Mid Cap Growth Series (Service Class)
       Commonwealth Annuity and Life Insurance Company                              MFS(R) New Discovery Series (Service Class)
  1933 Act #'s: 33-39702, 333-81861, 333-38274, 333-87099,                          MFS(R) Total Return Series (Service Class)
                           333 -90543                                               MFS(R) Utilities Series (Service Class)
                    1940 Act #: 811-6293

       Commonwealth Annuity Select Separate Account of         Variable Annuity     MFS(R) Mid Cap Growth Series (Service Class)
       Commonwealth Annuity and Life Insurance Company                              MFS(R) New Discovery Series (Service Class)
  1933 Act #'s: 33-47216, 333-63093, 333-78245, 333-92115,                          MFS(R) Total Return Series (Service Class)
                       333-90531, 333-86274                                         MFS(R) Utilities Series (Service Class)
                    1940 Act #: 811-6632

                    Separate Account A of                      Variable Annuity     MFS(R) New Discovery Series (Service Class)
       Commonwealth Annuity and Life Insurance Company                              MFS(R) Utilities Series (Service Class)
            1933 Act # 141019, #141045 # 157121,
                      1940 Act # 22024
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